--------------------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         James W. Grisham
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

--------------------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
--------------------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

The investment objective of the International Equity Portfolio is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers. Equity securities for this purpose include common stocks and equivalents, such as securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

For the nine month and one year periods ended September 30, 1997, the Portfolio had total returns of 19.71% and 28.46%, respectively, for the Class A shares and 19.43% and 28.02% for the Class B shares compared to 10.42% and 12.18%, respectively for the Morgan Stanley

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
----------------------------------------------------

                                       TOTAL RETURNS(2)
                           -----------------------------------------
                                                            AVERAGE
                                                AVERAGE     ANNUAL
                                       ONE       ANNUAL      SINCE
                             YTD       YEAR    FIVE YEARS  INCEPTION
                           --------  --------  ----------  ---------
PORTFOLIO--CLASS A.......   19.71%    28.46%     21.05%     13.28%
PORTFOLIO--CLASS B.......   19.43     28.02       N/A       22.07
INDEX--CLASS A...........   10.42     12.18      12.33       5.01
INDEX--CLASS B...........   10.42     12.18       N/A        9.44

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

Capital International (MSCI) EAFE Index (the "Index"). For the five year period ended September 30, 1997, the average annual total return for the Class A shares was 21.05% compared to 12.33% for the Index. From inception on August 4, 1989 to September 30, 1997, the average annual total return for the Class A shares was 13.28% compared to 5.01% for the Index. From inception on January 2, 1996 to September 30, 1997, the average annual total return of the Class B shares was 22.07% compared to 9.44% for the Index.

The Portfolio's meaningful outperformance of its benchmark was driven by its underweighting in Japan and the continued strong showing of export blue chips which dominate the Portfolio's Japanese weighting. Good returns were also observed in France, the Netherlands and Hong Kong where at last the Jardine group of companies rallied strongly. The Portfolio also benefited from its zero exposure to Malaysia, though it should be noted it never enjoyed any of the upside in this market. A notable negative for the third quarter was the poor relative returns earned in the United Kingdom. It was disappointing not to have gotten more fully weighted in the mid-cap exporters ahead of their third quarter rally, while the underweighting in banks, despite the new weighting in NatWest, was costly in a quarter when our global franchise stocks marked time.

Portfolio activity during the third quarter was moderate. Despite its low levels, we continue to find nothing of worthwhile quality at an attractive price in Japan and it is principally in the United Kingdom that the most compelling ideas have been found, whether it be in the composite insurers or a packaging company like Bunzl. A special situation in the Italian TV company, Mediaset, is an intriguing addition to the Portfolio, while we were delighted to take profits in Japan's lumbering telephone giant, NTT, and invest in a more nimble operator, Telus, based in Alberta, Canada.

The interesting development within the Portfolio over the last year is the steady decline in the overweight positions in Continental Europe as the markets' weighting in the EAFE Index increases and the Portfolio's weightings decline on profit taking. The only full blooded overweight in the Continent is France and this is likely to decline as we take profits on recent strength. Meanwhile, for the first time the Portfolio is overweight the United Kingdom reflecting the concentration in this market of corporate management genuinely dedicated to shareholder value. In Japan, we believe the fundamental strengths of the export sector are now well discounted: unfortunately our analysis shows there to be no alternatives in the domestic sectors of the economy though valuations are now cheap in these areas.

Moving into the final quarter of the year we find bond and equity markets in Europe and United States to be vulnerable to the slightest negative development with respect to the cost of money or corporate profits, since levels of confidence are at extraordinarily high levels. We continue to believe that there is nothing self-sustaining about the splendid economic conditions current in the United States and note the recent observations of Mr. Greenspan with respect to labor cost pressures. While Germany has already made a preemptive upward move in short term interest rates, our principle concern in this region is high equity valuations while set against likely profit growth. Equity risk premiums have fallen to 1% from 5% on the Continent which leaves no room for the type of profit disappointments we have seen from a number of respected growth stocks in recent months. Meanwhile, the relative undervaluation of the U.K. has been closed out in the last quarter and there is inflation risk in this economy. With Asia confronting a structural slowdown in growth as excessive capital expenditure subsides and Japan still struggling with high government deficits and profits deflation from deregulation, there is a lot to worry about in the world and, in terms of value combined with quality, nowhere to hide.

In Japan the economy is teetering on the edge of recession while much of the rest of Asia is confronting the fact that the late, and probably last, stages of its so called economic miracle were financed by foreign capital with no regard as to the economic return to be achieved on that capital. It is somewhat frightening to think that Malaysia's 8% real growth in the last five years has resulted in capital expenditure now constituting 43% of its now contracting economy. It does not really matter whether it is the hubris of the Petronas Tower in Kuala Lumpur or the absurdity of new pulp mills in South Korea, investors are now confronted by the reality that vast tracts of these economies are vulnerable to the negative multiplier effects of a sustained and severe fall in capital expenditure. It is unlikely that this trend has credit quality implications for the local banking sector alone. In investors minds, meanwhile, Hong Kong stands out as a haven of security and fundamental strengths but we would caution that the residential and, to a lesser extent, the commercial property markets represent a major structural credit risk to an extended banking sector which must hope that confidence remains at its current healthy and not entirely unjustified levels.

Japan's problems appear more intractable by the month as the negative short term consequences of deregulation deflate profit expectations just as the housing cycle peaks and fiscal retrenchment restrains consumption. This restraint has been greater than generally anticipated and perhaps reflects the deterrent effect on consumption from the derisory rates of interest earned on Japanese households' substantial net cash holdings. It is important that the gradual reliquification of the banking system is a zero sum game: the negative real cost of money hurts encashed individuals as much as it supports an ailing banking sector. As if this were not enough, Japan now confronts a rapid slowdown of South East Asia demand for Japanese exports, just as its bilateral surplus with the U.S. regains politically sensitive proportions.

While Europe does seem to be enjoying a broadening of its economic recovery in its more flexible constituents such as Scandinavia and the Netherlands, Germany's recovery continues to be narrowly based on exports with the inexorable rise of unemployment finding new momentum from a deterioration in the construction industry as the reunification boom fades. It is abundantly clear that Germany has neither the political will nor the political structure to drive through labor reforms essential for its return to competitiveness, especially ahead of next year's federal elections. France, meanwhile, is going backwards in this respect, its new Prime

Minister having based his policy for reducing unemployment on lowering the maximum working week and penalizing those who work longer with higher taxes. With yet another Italian government falling due to its inability to wring out concessions on pensions, the idea that Europe, from a macro viewpoint, has achieved anything like its own new paradigm is specious. However, this extraordinary patchwork of economies, many at different stages of their own economic cycles, is going to be yoked together under a single currency. The financial costs and economic implications of this German political experiment are not discounted by bond and equity markets simply because no one knows what they will be.

The United Kingdom is the only major economy of Europe still uncommitted to this experiment and continues to enjoy its economic renaissance based on a broadly deregulated labor market and its fortuitous domination of financial services. However, with unemployment below one million and a new government untested by a genuine industrial confrontation one cannot help feeling that the current euphoria in the gilts market may prove to be short lived. While equity valuations are not as stretched as in the United States and corporate earnings appear to be more clearly reported, the need for a new U.K. paradigm to sustain current valuations is necessary and less than certain to eventuate.

There is now only one residuary of value in the developed world's equity markets and that is the low quality sectors of Japan's domestic economy, the U.K. exporters alluded to in our last report having reached fair valuation in the last three months. Elsewhere all sectors of all stock markets appear to us to be fully-to over-valued other than those Asian markets which are confronted with a prolonged period of economic restructuring. Since we are neither impressed by Europe's stomach for restructuring, nor reassured by the consequences of the EMU, and since we believe that the new paradigm is not self sustaining, we find the present levels of investor euphoria to be somewhat puzzling other than to the extent that it is attributable to the elation of historic capital gain. We believe any market based on this form of elation and nothing more substantial is due for a substantial decline. Finally we note that the most recent utterances of Mr. Greenspan seem to point towards a rise in short term rates to preclude a breakout of U.S. labor costs.

Dominic Caldecott
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

                                                          VALUE
    SHARES                                                (000)
---------------                                         ----------
COMMON STOCKS (90.1%)
 AUSTRALIA (3.0%)
1,418,400          Brambles Industries Ltd.             $   29,583
565,164            Coles Myer Ltd.                           2,665
7,300,000          CSR Ltd.                                 29,974
12,270,500         Fosters Brewing Group Ltd.               25,904
                                                        ----------
                                                            88,126
                                                        ----------
 BELGIUM (0.4%)
243,350            G.I.B. Holdings Ltd.                     12,548
2,156              G.I.B. Holdings Ltd. VVPR (New)             108
                                                        ----------
                                                            12,656
                                                        ----------
 CANADA (1.0%)
1,383,600          TELUS Corp.                              28,977
                                                        ----------
 DENMARK (1.6%)
161,600            Den Danske Bank A/S                      17,609
98,000             Novo-Nordisk A/S, Class B                10,955
309,308            Unidanmark A/S, Class A
                    (Registered)                            20,001
                                                        ----------
                                                            48,565
                                                        ----------
 FINLAND (0.5%)
350,000            Huhtamaki Oy, Series 1                   13,759
168,467            Merita Ltd., Class A                        799
                                                        ----------
                                                            14,558
                                                        ----------
 FRANCE (11.6%)
389,600            Alcatel Alsthom                          51,798
783,931            Banque Nationale de Paris                39,484
16,110             Bongrain                                  6,026
164,682            Cie de Saint Gobain                      25,391
419,300            Elf Aquitaine                            55,958
232,800            Groupe Danone                            36,678
488,900            Lafarge                                  35,820
116,800            PSA Peugeot Citroen                      15,391
403,254            Schneider                                25,448
264,750            Scor                                     11,434
255,000            Total, Class B                           29,176
767,168            Usinor Sacilor                           15,500
252                Valeo                                        17
                                                        ----------
                                                           348,121
                                                        ----------
 GERMANY (5.5%)
673,100            BASF AG                                  24,338
1,024,500          Bayer AG                                 40,754
394,400            Commerzbank AG                           14,216

                                                          VALUE
    SHARES                                                (000)
---------------                                         ----------
389,300            Hoechst AG                           $   17,237
37,750             Karstadt AG                              13,148
24,900             Varta AG                                  4,227
364,000            VEBA AG                                  21,225
67,110             Viag AG                                  30,038
                                                        ----------
                                                           165,183
                                                        ----------
 HONG KONG (3.1%)
9,604,855          Hong Kong Land Holdings Ltd.             32,657
15,473,500         Jardine Strategic Holdings, Inc.         60,656
                                                        ----------
                                                            93,313
                                                        ----------
 ITALY (2.7%)
3,414,900          Mediaset S.p.A.                          17,609
16,456,488         Telecom Italia S.p.A. Di Risp
                    (NCS)                                   64,026
                                                        ----------
                                                            81,635
                                                        ----------
 JAPAN (18.8%)
1,120,000          Aisin Seiki Co., Ltd.                    15,304
446,700            Aoyama Trading Co., Ltd.                 12,800
1,000,000          Canon, Inc.                              29,234
348,000            Chudenko Corp.                            7,810
1,640,000          Daibiru Corp.                            19,015
2,952,000          Daicel Chemical Industries Ltd.           7,554
2,484,000          Fuji Photo Film Ltd.                    102,446
2,726,000          Hitachi Ltd.                             23,704
4,558              Japan Tobacco, Inc.                      35,445
3,142,000          Kao Corp.                                45,536
1,461,000          Matsushita Electric Industries
                    Ltd.                                    26,377
3,626,000          Nichido Fire & Marine Insurance
                    Co., Ltd.                               23,723
1,180              Nippon Telegraph & Telephone Corp.       10,847
7,750,000          NKK Corp.                                10,398
232,000            Ryosan Co.                                4,227
1,490,000          Shionogi & Co., Ltd.                      9,267
364,000            Sony Corp.                               34,365
4,224,000          Sumitomo Marine & Fire Insurance
                    Co.                                     29,209
1,398,000          Sumitomo Rubber Industries                7,931
366,000            TDK Corp.                                32,735
2,286,000          Toyo Seikan Kaisha Ltd.                  39,946
1,470,000          Yamanouchi Pharmaceutical Co.            36,278
                                                        ----------
                                                           564,151
                                                        ----------

                                                          VALUE
    SHARES                                                (000)
---------------                                         ----------
 NETHERLANDS (7.1%)
549,300            ABN Amro Holdings N.V.               $   11,120
209,000            Akzo Nobel N.V.                          35,706
844,360            Hollandsche Beton Groep N.V.             17,390
1,001,383          ING Groep N.V.                           45,977
271,100            Koninklijke Bijenkorf Beheer N.V.        17,323
617,000            Koninklijke KNP BT N.V.                  16,830
818,900            Philips Electronics N.V.                 69,274
                                                        ----------
                                                           213,620
                                                        ----------
 NEW ZEALAND (0.8%)
2,280,283          Fisher & Paykel Industries Ltd.           7,889
6,322,500          Lion Nathan Ltd.                         15,473
392,500            Smith City Group Ltd.                        --
                                                        ----------
                                                            23,362
                                                        ----------
 NORWAY (0.3%)
1,772,090          Den Norske Bank ASA                       7,406
                                                        ----------
 PORTUGAL (0.3%)
286,450            Cimpor-Cimentos de Portugal               7,743
                                                        ----------
 SPAIN (2.5%)
2,569,600          Iberdrola                                31,589
330,000            Repsol                                   14,259
941,000            Telefonica de Espana                     29,566
                                                        ----------
                                                            75,414
                                                        ----------
 SWEDEN (3.7%)
207,070            Electrolux AB, Series B                  16,184
103,535            Granges AB                                1,883
388,600            Nordbanken AB                            13,265
614,600            Pharmacia & Upjohn, Inc.                 22,276
229,600            Skandia Forsakrings AB                   10,258
452,100            S.K.F. AB, Class B                       13,168
717,900            Sparbanken Sverige AB, Class A           17,315
650,600            Svenska Cellulosa AB, Class B            16,420
                                                        ----------
                                                           110,769
                                                        ----------
 SWITZERLAND (3.8%)
23,040             Forbo Holding AG (Registered)             8,950
20,981             Holderbank Financiere Glarus AG
                    (Bearer)                                19,906
38,400             Nestle (Registered)                      53,488
4,677              Novartis AG (Registered)                  7,171
13,814             Schindler Holding AG
                    (Participating Certificates)            16,288
                                                          VALUE
    SHARES                                                (000)
---------------                                         ----------
11,530             Sulzer AG (Registered)               $    8,767
                                                        ----------
                                                           114,570
                                                        ----------
 UNITED KINGDOM (23.4%)
6,355,200          Aggreko plc                              17,227
573,700            Associated British Foods plc              5,017
2,712,188          Bank of Scotland                         22,449
3,491,798          BAT Industries plc                       30,593
5,572,300          BG plc                                   24,186
2,434,300          British Telecommunications plc           16,064
1,353,300          Bunzl plc                                 5,765
2,409,050          Burmah Castrol plc                       42,990
6,355,200          Christian Salvesen plc                   10,972
2,023,200          Commercial Union plc                     26,262
755,300            Danka Business Systems plc                8,409
3,693,028          English China Clays plc                  16,833
4,950,000          Grand Metropolitan plc                   47,122
2,910,000          Great Universal Stores plc               32,163
2,551,400          Imperial Tobacco Group plc               15,273
5,082,251          John Mowlem & Co. plc                     8,774
2,783,500          Kwik Save Group plc                      15,495
2,345,100          National Westminster Bank plc            35,436
2,903,520          Peninsular & Oriental Steam
                    Navigation Co. plc                      31,037
183,657            Pilkington plc                              464
1,432,200          Premier Farnell plc                      12,271
3,509,500          Racal Electronic plc                     14,326
4,238,002          Reckitt & Colman plc                     65,166
3,768,926          Redland plc                              14,260
3,603,368          Rolls-Royce plc                          14,884
3,538,230          Royal & Sun Alliance Insurance
                    Group plc                               33,374
2,041,150          Southern Electric plc                    15,397
2,057,102          Tate & Lyle plc                          14,621
1,800,000          Unilever plc                             52,597
10,620,000         WPP Group plc                            47,765
577,333            Williams plc                              3,437
                                                        ----------
                                                           700,629
                                                        ----------
TOTAL COMMON STOCKS (Cost $2,039,281)                    2,698,798
                                                        ----------
PREFERRED STOCKS (1.9%)
 GERMANY (1.9%)
106,950            Volkswagen AG (Cost $21,041)             55,979
                                                        ----------

                                                          VALUE
    SHARES                                                (000)
---------------                                         ----------
    NO. OF                                                VALUE
    RIGHTS                                                (000)
---------------                                         ----------
RIGHTS (0.0%)
 UNITED KINGDOM (0.0%)
202,685            McAlpine (Alfred) plc, expiring
                    7/30/99 (Cost $0)                   $       --
                                                        ----------
     FACE
    AMOUNT
     (000)
---------------
CONVERTIBLE BOND (0.1%)
 HONG KONG (0.1%)
$1,883             Jardine Strategic Holdings, Inc.,
                    IDR, 7.50%, 5/07/49 (Cost $1,933)        2,316
                                                        ----------
TOTAL FOREIGN SECURITIES (92.1%) (Cost $2,062,255)       2,757,093
                                                        ----------
SHORT-TERM INVESTMENT (2.4%)
 REPURCHASE AGREEMENT (2.4%)
72,190             Chase Securities, Inc. 5.75%,
                    dated 9/30/97, due 10/01/97, to
                    be repurchased at $72,202,
                    collateralized by U.S. Treasury
                    Notes, 6.25%, due 10/31/01,
                    valued at $73,683 (Cost $72,190)        72,190
                                                        ----------
FOREIGN CURRENCY (5.1%)
AUD       1,472    Australian Dollar                         1,068
GBP          21    British Pound                                34
FRF       1,372    French Franc                                231
DEM     110,616    German Mark                              62,592
JPY  10,911,992    Japanese Yen                             90,369
NLG         751    Netherlands Guilder                         377
SGD           4    Singapore Dollar                              2
SEK         233    Swedish Krona                                31
                                                        ----------
TOTAL FOREIGN CURRENCY (Cost $155,687)                     154,704
                                                        ----------
                                                          AMOUNT
                                                          (000)
                                                        ----------

TOTAL INVESTMENTS (99.6%) (Cost $2,290,132)             $2,983,987
                                                        ----------
OTHER ASSETS AND LIABILITIES (0.4%)
  Other Assets                                             281,547
  Liabilities                                             (270,705)
                                                        ----------
                                                            10,842
                                                        ----------
NET ASSETS (100%)                                       $2,994,829
                                                        ----------
                                                        ----------
CLASS A:
---------
NET ASSETS                                              $2,991,165
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 147,429,542 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)              $20.29
                                                        ----------
                                                        ----------
CLASS B:
---------
NET ASSETS                                                  $3,664
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 181,185 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                    $20.22
                                                        ----------
                                                        ----------

----------------------------------
NCS -- Non Convertible Shares

IDR -- International Depositary Receipt